NET INCOME (LOSS) PER SHARE	12 Months Ended
Oct. 31, 2024
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE	NET INCOME PER SHARE
The following is a reconciliation of the numerators and denominators of the basic and diluted net income per share computations for the periods presented below.

	Years Ended October 31,
	2024	2023	2022
	(in millions)
Numerator:
Net income	$1,289	$1,240	$1,254
Denominators:
Basic weighted average shares	290	294	299
Potential common shares — stock options and other employee stock plans	1	2	1
Diluted weighted average shares	291	296	300

The dilutive effect of share-based awards is reflected in diluted net income per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and non-vested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense collectively are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the company's common stock can result in a greater dilutive effect from potentially dilutive awards.

We exclude stock options with exercise prices greater than the average market price of our common stock from the calculation of diluted earnings per share because their effect would be anti-dilutive. In addition, we exclude from the calculation of diluted earnings per share, stock options, ESPP, LTPP and restricted stock awards whose combined exercise price and unamortized fair value collectively were greater than the average market price of our common stock because their effect would also be anti-dilutive.

In 2024, 2023 and 2022, we issued share-based awards of approximately 1.5 million, 1.5 million and 1.4 million, respectively.  For the years ended 2024, 2023 and 2022, the impacts of the anti-dilutive potential common shares that were excluded from the calculation of diluted earnings per share were not material.